UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2021

CVENT HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39709	98-1560055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1765 Greensboro Station Place 7th Floor Tysons, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 226-3500

(Registrant’s telephone number, including area code)

DRAGONEER GROWTH OPPORTUNITIES CORP. II

One Letterman Drive

Building D, Suite M500

San Francisco, CA 94129

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CVT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 8, 2021, Cvent Holding Corp., a Delaware corporation (the “Company”) (f/k/a Dragoneer Growth Opportunities Corp. II), filed a Current Report on Form 8-K (the “Original Report”) to report the Closing and related matters under Items 1.01, 2.01, 3.02, 4.01, 5.01, 5.02, 5.06, 8.01 and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Amendment No. 1 to Form 8-K (this “Amendment No. 1”) is being filed to amend the Original Report to include additional matters related to the Business Combination under Items 3.03, 5.03 and 5.05 of Form 8-K.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Amendment No. 1 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting, Dragoneer’s shareholders voted and approved, among other things, the Proposed Charter and Bylaws Proposal and the Advisory Governing Documents Proposal, each of which is described in greater detail in the Proxy Statement/Prospectus/Consent Solicitation.

The Certificate of Incorporation of the Company (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on December 8, 2021, includes the applicable amendments proposed by the Proposed Charter and Bylaws Proposal and the Advisory Governing Documents Proposals. On December 8, 2021, the Board approved and adopted the Bylaws (the “Bylaws”), which became effective as of the Closing.

The disclosures set forth under the “Introductory Note” and in Item 2.01 of the Original Report are also incorporated herein by reference. Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the Bylaws and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of the Company’s capital stock in the sections titled “Domestication Proposal” beginning on page 176, “Proposed Charter and Bylaws Proposal” beginning on page 179 and “Advisory Governing Documents Proposal” beginning on page 180 of the Proxy Statement/Prospectus/Consent Solicitation which are incorporated by reference herein.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Business Combination, on the Closing Date, the Board approved and adopted a new Code of Business Conduct and Ethics applicable to all employees, officers and directors of the Company. A copy of the Code of Business Conduct and Ethics can be found at the Company’s website at investors.cvent.com.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1††	Business Combination Agreement, dated as of July 23, 2021, by and among Dragoneer Growth Opportunities Corp. II, Redwood Opportunity Merger Sub, Inc., Redwood Merger Sub LLC and Papay Topco, Inc. (incorporated by reference to Annex A of the Proxy Statement/Prospectus/Consent Solicitation)

3.1	Certificate of Incorporation of the Company.

3.2	Bylaws of the Company.

4.1	Certificate of Corporate Domestication of Dragoneer, filed with the Secretary of the State of Delaware

10.1	Form of Subscription Agreement, by and among Dragoneer Growth Opportunities Corp. II and the investors named therein (incorporated by reference to Annex E of the Proxy Statement/Prospectus/Consent Solicitation).

10.2	Forward Purchase Agreement, dated as of October 29, 2020, by and among Dragoneer Growth Opportunities Corp. II and the subscriber named therein (incorporated by reference to Annex L of the Proxy Statement/Prospectus/Consent Solicitation).

10.3	Amended and Restated Registration Rights Agreement, by and among Cvent Holding Corp. and the investors named therein.

10.4	Investor Rights Agreement, dated as of December 8, 2021, by and among Cvent Holding Corp. and the stockholders named therein.

10.5	Form of Indemnity Agreement by and between the Company and its directors and officers.

10.6+	Cvent Holding Corp. 2021 Equity Incentive Plan.

10.7+	Form of Restricted Share Award.

10.8+	Form of RSU Award Agreement (Director).

10.9+	Form of RSU Award Agreement (Employee).

10.10+	Form of Option Award Agreement.

10.11+	New Cvent Employee Stock Purchase Plan.

10.12†§	Amended and Restated Credit Agreement, dated as of November 30, 2017 (the “Amended and Restated Credit Agreement”), by and among Cvent, Inc., as Borrower, Papay Holdco, LLC, as a Guarantor, each of the other Guarantors party thereto, the Lenders and Issuing Banks from time to time party thereto, and Goldman Sachs Bank USA, as Administrative Agent, Collateral Agent, Swing Line Lender and Issuing Bank (incorporated by reference to Exhibit 10.10 of the Proxy Statement/Prospectus/Consent Solicitation).

10.13	First Amendment to Amended and Restated Credit Agreement, dated as of April 16, 2021, by and among Cvent, Inc., Papay Holdco, LLC, the other Credit Parties thereto, the Extending Lenders, the Issuing Bank, the Swing Line Lender, and Goldman Sachs Bank USA, as Administrative Agent (incorporated by reference to Exhibit 10.11 of the Proxy Statement/Prospectus/Consent Solicitation).

10.14§	Incremental Facility Assumption Agreement No. 1, dated as of October 16, 2018, by and among Cvent, Inc., Papay Holdco, LLC, the other Credit Parties thereto, each of the financial institutions party thereto as lenders, and Goldman Sachs Bank USA, as Administrative Agent (incorporated by reference to Exhibit 10.12 of the Proxy Statement/Prospectus/Consent Solicitation).

10.15§	Incremental Facility Assumption Agreement No. 2, dated as of October 26, 2018, by and among Cvent, Inc., Papay Holdco, LLC, the other Credit Parties thereto, each of the financial institutions party thereto as lenders, and Goldman Sachs Bank USA, as Administrative Agent (incorporated by reference to Exhibit 10.13 of the Proxy Statement/Prospectus/Consent Solicitation).

10.16§	Second Amendment to the Amended and Restated Credit Agreement, dated November 18, 2021, by and among Cvent, Inc., Papay Holdco LLC, the other credit parties and lenders thereto and Goldman Sachs Bank USA.

10.17+†§	Letter Agreement, dated as of June 6, 2017, between Cvent, Inc. and Rajeev Aggarwal (incorporated by reference to Exhibit 10.14 of the Proxy Statement/Prospectus/Consent Solicitation).

10.18+†§	Letter Agreement, dated as of June 6, 2017, between Cvent, Inc. and Charles Ghoorah (incorporated by reference to Exhibit 10.15 of the Proxy Statement/Prospectus/Consent Solicitation).

10.19+†§	Letter Agreement, dated as of June 6, 2017, between Cvent, Inc. and David Quattrone (incorporated by reference to Exhibit 10.16 of the Proxy Statement/Prospectus/Consent Solicitation).

10.20+†§	Letter Agreement, dated as of October 3, 2020, between Cvent, Inc. and William Newman (incorporated by reference to Exhibit 10.17 of the Proxy Statement/Prospectus/Consent Solicitation).

10.21+†§	Letter Agreement, dated as of June 6, 2017, between Cvent, Inc. and Lawrence Samuelson (incorporated by reference to Exhibit 10.18 of the Proxy Statement/Prospectus/Consent Solicitation).

10.22+†	Papay Topco, Inc. 2017 Stock Option Plan (incorporated by reference to Exhibit 10.19 of the Proxy Statement/Prospectus/Consent Solicitation).

10.23	Master Services Agreement, effective as of November 29, 2016, by and between Vista Consulting Group, LLC and Cvent, Inc. (incorporated by reference to Exhibit 10.20 of the Proxy Statement/Prospectus/Consent Solicitation).

10.24+	Papay Topco, Inc. 2017 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.21 of the Proxy Statement/Prospectus/Consent Solicitation).

10.25+	Form of Restricted Share Award Agreement (incorporated by reference to Exhibit 10.22 of the Proxy Statement/Prospectus/Consent Solicitation).

10.26+	Form of RSU Award Agreement (Director) (incorporated by reference to Exhibit 10.23 of the Proxy Statement/Prospectus/Consent Solicitation).

10.27+	Form of RSU Award Agreement (Employee) (incorporated by reference to Exhibit 10.24 of the Proxy Statement/Prospectus/Consent Solicitation).

10.28+	Form of Option Award Agreement (incorporated by reference to Exhibit 10.24 of the Proxy Statement/Prospectus/Consent Solicitation).

16.1	Letter from WithumSmith+Brown, PC to the SEC, dated December 14, 2021.

21.1	List of Subsidiaries.

99.1	Unaudited condensed consolidated financial statements of Legacy Cvent as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.

99.2	Unaudited pro forma condensed combined financial information of the Company as of September 30, 2021 and for the nine months ended September 30, 2021 and the year ended December 31, 2020.

99.3	Press Release, issued on December 9, 2021.

104	iXBRL language is updated in the Exhibit Index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2021

CVENT HOLDING CORP.

By:	/s/ Lawrence J. Samuelson
Lawrence J. Samuelson
Senior Vice President, General Counsel and Corporate Secretary